Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Oakridge Global Energy Solutions, Inc. (the "Registrant") on Form 10-Q for the period ending June 30, 2016, as filed with the SEC on the date hereof (the "Quarterly Report"), I, Stephen J. Barber, Chief Executive Officer and interim-Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:     August 23, 2016

By:	/s/Stephen J. Barber
Stephen J. Barber, Chief Executive Officer
(Principal Executive Officer, Chief Financial Officer, Principal Accounting Officer)